Exhibit 10.20d

EXECUTION COPY

Portions of this Exhibit 10.20d  have been omitted based upon a request for confidential treatment. This Exhibit 10.20d, including the non-public information, has been filed separately with the Securities and Exchange Commission. “[*]” designates portions of this document that have been redacted pursuant to the request for confidential treatment filed with the Securities and Exchange Commission.

AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 3 to FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of April 2, 2012, is entered into among AFC FUNDING CORPORATION, an Indiana corporation (the “Seller”), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the “Servicer”), FAIRWAY FINANCE COMPANY, LLC (a “Purchaser”), MONTEREY FUNDING LLC (a “Purchaser”), SALISBURY RECEIVABLES COMPANY LLC (a “Purchaser”), DEUTSCHE BANK AG, NEW YORK BRANCH, as Purchaser Agent for MONTEREY FUNDING LLC (a “Purchaser Agent”), BARCLAYS BANK PLC, as Purchaser Agent for Salisbury Receivables Company LLC (a “Purchaser Agent”) and BMO CAPITAL MARKETS CORP., as Purchaser Agent for Fairway Finance Company, LLC (a “Purchaser Agent”) and as the initial agent (the “Agent”).

R E C I T A L S

A.                                    The Seller, the Servicer, the Purchasers, the Purchaser Agents, and the Agent are parties to that certain Fourth Amended and Restated Receivables Purchase Agreement dated as of April 26, 2011 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Agreement”).

B.                                    The Seller, the Servicer, the Purchasers, the Purchaser Agents and the Agent desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Certain Defined Terms.  Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

2.                                      Amendment to Agreement.  The Agreement is amended as follows:

2.1                     Clause [*] in the definition of “Special Concentration Percentage” in Exhibit I is hereby amended by [*] the percentage set forth therein from [*] to [*].

3.                                      Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Agent and the Purchasers as follows:

(a)                                 Representations and Warranties.  The representations and warranties of such Person contained in Exhibit III and Exhibit VII to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

(b)                                 Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part.  This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

(c)                                  Termination Event.  No Termination Event or Unmatured Termination Event has occurred and is continuing.

4.                                      Effectiveness.  This Amendment shall become effective upon the receipt by the Agent of each of the counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

5.                                      Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

6.                                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

7.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.

8.                                      Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AFC FUNDING CORPORATION

By:	/s/ James E. Money II
Name:	James E. Money II
Title:	Chief Financial Officer & Treasurer

AUTOMOTIVE FINANCE CORPORATION

By:	/s/ James E. Money II
Name:	James E. Money II
Title:	Chief Financial Officer & Treasurer

AFC

Third Amendment to Fourth A&R RPA

FAIRWAY FINANCE COMPANY, LLC, as a Purchaser

By:	/s/ Irina Khaimova
Name:	Irina Khaimova
Title:	Vice President

BMO CAPITAL MARKETS CORP., as Purchaser Agent for Fairway Finance Company, LLC and as Agent

By:	/s/ John Pappano
Name:	John Pappano
Title:	Managing Director

AFC

Third Amendment to Fourth A&R RPA

DEUTSCHE BANK AG, NEW YORK BRANCH, as Purchaser Agent for Monterey Funding LLC

By:	/s/ Daniel Gerber
Name:	Daniel Gerber
Title:	Director

By:	/s/ Billy Strobel
Name:	Billy Strobel
Title:	Vice President

MONTEREY FUNDING LLC, as a Purchaser

By:	/s/ Irina Khaimova
Name:	Irina Khaimova
Title:	Vice President

AFC

Third Amendment to Fourth A&R RPA

BARCLAYS BANK PLC, as Purchaser Agent for Salisbury Receivables Company LLC

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	Director

SALISBURY RECEIVABLES COMPANY LLC, as a Purchaser

By: Barclays Bank plc

By:	/s/ David Mira
Name:	David Mira
Title:	Director

AFC

Third Amendment to Fourth A&R RPA